UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Event Requiring Report: June 2, 2003
                                                 --------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045                36-4286069
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                              55 Marble Ridge Road
                             North Andover, MA 01845
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (339) 222-1200
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

     Not applicable.

ITEM 5. OTHER EVENTS.

     On May 30, 2003, the Registrant entered into a Merger Agreement to Merge International Wireless, Inc. and Scanbuy, Inc. a Delaware corporation with its corporate headquarters located in New York, New York (hereinafter "Scanbuy").

     Under said Merger Agreement the Registrant shall issue to the shareholders of Scanbuy Twenty Five Million Five Hundred Ninety Four Thousand Nine Hundred Sixty Five (25,594,965) newly issued Rule 144 restricted Common Shares which equal to the issued and outstanding shares of the Registrant, par value common stock, as of May 19, 2003.

     The Merger Agreement is subject to approval of the transaction by the directors and shareholders of each of the parties including an increase in the authorized number of shares of the Registrant to enable it to do the merger by its directors and shareholders, and execution of appropriate employment and non-compete agreements.

     One June 2, 2003, the Registrant's Board of Directors met and by a unanimous vote approved at a Special Meeting of the Board of Directors the Merger Agreement, to amend its charter to increase the authorized number of Common Shares of the Registrant to 100,000,000, to call a shareholders meeting for June 12, 2003 at 10:00 AM at the office of the Registrant to approve said resolutions, to set closing with Scanbuy subject to shareholders approval to Monday June 16, 2003 and to direct its General Counsel Jerry Gruenbaum to file the deficient Form 10-KSB for year ended December 31, 2002 and the Form 10-QSB for quarter ended March 31, 2003 on or before the closing date, and to apply to be re-trading on the OTC Bulletin Board as soon as possible thereafter.

     Scanbuy, Inc. (www.scanbuy.com) is a software company located in New York City, New York dedicated to developing ScanCommerce(R) solutions that link the physical world to the Internet using personal barcode scanners. Scanbuy's core expertise lies in Web-based application development allowing the user to upload barcode data from a scanner (handheld scanner, PDA or cell phone enabled device) to dedicated applications for processing supplies orders, returning products, managing inventory, leads retrieval etc.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not Applicable.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------

                      99.A Resolution of the Board of Directors of International Wireless, Inc. to approve Merger With Scanbuy, Inc. and increase authorized shares dated June 2, 2003


ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.


ITEM 9. REGULATION FD DISCLOSRE

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 2, 2003                               International Wireless, Inc.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                    /s/  Michael Dewar
                                                   ----------------------------
                                                     Michael Dewar, COO

                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum, Secretary


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